Exhibit 99.1

STEEL DYNAMICS, INC.

CORPORATE GOVERNANCE POLICIES

The Corporate Governance Policies of Steel Dynamics, Inc. are intended to reflect and to require implementation of all applicable requirements for corporate governance prescribed by the NASDAQ Stock Market, under its Listing Rule 5600 Series, the pertinent corporate governance provisions set forth in Item 407 of SEC Regulation S-K, and the enhanced “independence” requirements for compensation committee and audit committee membership prescribed by the Dodd-Frank Act and Sarbanes-Oxley Act, respectively, as implemented by the SEC.

I.             THE ROLE OF THE BOARD

The Board of Directors has adopted these policies as a general framework to assist the Board in carrying out its responsibility for the business and affairs of the corporation.  The Board, on behalf of the company and its stockholders, oversees and provides general direction to the management of the company.

In addition to other Board or committee responsibilities outlined below, the responsibilities of the Board include:

•                  Reviewing, monitoring and approving the overall operating, financial and strategic plans, goals and performance of the company;

•                  Selecting, evaluating, retaining and, through its Compensation Committee, the compensation of the company’s chief executive officer;

•                  In conjunction with the work of the chief executive officer, providing oversight of the CEO’s selection, evaluation and retention of the senior executive officers constituting the “Named Executive Officers” under applicable SEC-prescribed proxy statement rules, and, through its Compensation Committee, the compensation of such officers; on an annual basis;

•                  Overseeing appropriate policies regarding corporate conduct and compliance with laws, whether those administered directly by the Board or those delegated to one or more Board committees and within the scope of their respective charters;

•                  Reviewing and exercising oversight regarding the major risks facing the company;

•                  Overseeing the operation of reasonable information and reporting systems or controls designed to identify material risks;

•                  Overseeing the systems through which financial and non-financial information about the company is provided to management, the Board and the company’s stockholders; ~~and~~

•                  Establishing policies designed to maintain the financial, legal and ethical integrity of the company~~.~~;

•                  Upon recommendation of the Corporate Governance and Nominating Committee, approving director nominees for election at the annual meeting of stockholders or for appointment to fill vacancies, and establishing rules and procedures, to the extent not inconsistent with applicable law.

The company’s senior officers, under the direction of the CEO, are responsible for the operation of the company; the implementation of the strategic, financial, and management policies of the company; the identification, assessment and management of risk and risk mitigation strategies; and the preparation of financial statements and other reports that accurately reflect requisite information about the company and timely reports which inform the Board about the foregoing matters.

These policies are not intended to operate as binding legal prescriptions  or as inflexible requirements, nor are they intended to serve as interpretations of applicable laws and regulations or to modify the company’s Articles of Incorporation or bylaws.

II.            BOARD COMPOSITION

A.            Board Size.  The Company’s bylaws provide that the Board may from time to time prescribe the number of directors by amendment of the bylaws.  In this manner, the Board may from time to time, increase or decrease the size of the Board and will periodically review the optimum Board size.  The current Board is comprised of eleven members.  Each member of the Board is subject to election annually by the stockholders.

B.            Majority of Independent Directors.  A majority of the directors serving on the Board must meet the standard of director independence set forth in and from time to time prescribed by the NASDAQ listing standards, including NASDAQ Marketplace Rule 5605(a)(2), the requirements of SEC Regulation S-K, Rule 407(a), the special additional tests for independence prescribed by Congress, the SEC and/or NASDAQ for the Audit Committee and the Compensation Committee, and such other factors that the Board deems appropriate for effective oversight and decision-making by the Board.

Affirmative determination of independence.  The Board will affirmatively determine annually and at all other times required by the listing standards, and disclose as required by NASDAQ Marketplace Rule 5605(b)(1), that the directors designated as independent have no material relationships to the company (either directly or with an organization in which the director is a partner, stockholder or officer, or is financially interested) that may interfere with the exercise of their independence from management and the company.

C.            Director Qualifications.  The Board’s policy is to encourage selection of directors who will materially contribute the type of knowledge, business and financial expertise, skills, experience, diversity (including life and occupational experiences), integrity and leadership that a properly functioning Board must have in order to serve the best interests of its stockholders.  At a minimum, a nominee must be found to meet the following standards for Board membership:  (a) well regarded in his or her community, with a long term, good reputation for the highest ethical and moral standards; (b) good judgment; (c) an appreciation of the duties and responsibilities of a fiduciary; (d) a positive record of accomplishment in current and prior positions; (e) if on other boards, an excellent record of preparation, attendance, participation, initiative and interest; and (f) a commitment to prepare for, attend, actively participate in Board and committee meetings and in periodic Board training sessions, and, while in attendance, and, except in the case of an emergency, to refrain from either personal or other unrelated business distractions. Considerations of independence will also be considered in connection with the selection process.

The Corporate Governance and Nominating Committee shall from time to time review the appropriate skills and characteristics required for Board and various committee memberships and shall annually, in consultation with the CEO and other Board members, identify, screen and recommend nominees for Board membership in accordance with these principles.  In connection with this process, the Corporate Governance and Nominating Committee will also consider each incumbent director’s qualifications to continue on the Board for another year.  ~~The Board shall be responsible for the ultimate selection of its nominees, unless a nomination is made by a stockholder in accordance with approved SEC and Bylaws procedures or as may be prescribed, if at all, in a written contract between the Company and a third party; provided, however, that all nominees for election by stockholders, and all appointees to fill Board vacancies, will be first approved by a majority of the independent directors.~~

The Company shall encourage its directors to take advantage of and to participate in educational opportunities in the areas of corporate governance, financial reporting, executive compensation and other areas of critical knowledge to enhance each Board member’s effectiveness.

D.            Special Procedures Applicable to Nomination.  The Board shall be responsible for the ultimate selection of its nominees, unless a nomination is made by a stockholder in accordance with approved SEC and Bylaws procedures or as may be prescribed, if at all, in a written contract between the Company and a third party; provided, however, that all nominees for election by stockholders, and all appointees to fill Board vacancies, will be first approved by a majority of the independent directors.

As a condition to a candidate’s nomination as a director in an uncontested election, for consideration at the Company’s annual meeting of stockholders, the candidate shall be required to tender his or her resignation, in advance, in the form attached to these Policies as Annex A, which shall be immediately and automatically effective, in accordance with its terms, if the candidate receives less than a majority vote for his or her election (specifically, receipt of a withhold vote greater than 50% of the votes cast).  Should this occur, the board will be required to accept such resignation, unless the board were to affirmatively determine, upon a consideration of all pertinent factors, that accepting the resignation would not be in the best interest of the company and our stockholders.

E.            Change in Status of Board Members.  Directors whose professional responsibilities or status may change from that which existed when they were elected to the Board or appointed to a committee should not be required to resign as a director.  The Corporate Governance and Nominating Committee should, however, review the changed circumstances in determining the merits of continued future Board or committee membership.

~~E~~F.         Retirement.  The Board does not believe that a fixed retirement age for directors is appropriate.

~~F~~G.         Board Leadership.

(1)           Management directors. The board anticipates that the company’s CEO will be nominated annually to serve on the Board. The Board, upon recommendation of the Corporate Governance and Nominating Committee, may also appoint or nominate other members of the company’s management, whose experience and role at the company are expected to help the board fulfill its responsibilities.

(2)           Board Chair and presiding Lead Independent Director.  The Board will periodically appoint a Chair of the Board.  If the Board Chair does not qualify as an independent director, the Board will designate a Lead Independent Director to preside at all regularly scheduled meetings of independent directors, without CEO or other members of management present, in accordance with the requirements of NASDAQ Marketplace Rule 5605(b)(2).  The company will disclose the name of this Lead Independent Director in appropriate filings with the SEC.

~~G~~H.        Director Compensation.  The level of compensation of non-employee directors shall be evaluated and recommended to the Board by the Compensation Committee, and shall be approved by the Board from time to time.  Board compensation for non-employee directors may consist of a combination of cash and stock-based awards, so as to balance current compensation with longer-term equity incentives.  Any stock-based compensation plans for non-employee directors, however, must be approved by the Compensation Committee and, as and when required by applicable SEC or Nasdaq rules or listing standards, by stockholders, as well as disclosed in appropriate filings with the SEC.

The Compensation Committee will periodically review, and from time to time may seek the advice of an independent outside consultant regarding appropriate compensation for board and committee service (including any special service requirements or responsibilities of certain committees and committee chairs).

III.          BOARD COMMITTEES

A.            Committees.  The Board’s three standing committees, each of which will meet at least quarterly, consisting of the Audit Committee, the Corporate Governance and Nominating Committee, and the Compensation Committee.  The Board also has a Succession Planning Committee, which will meet at least annually.  The Board may also from time to time establish other committees or disband or modify the functions of existing committees in accordance with applicable corporate law, the Company’s Articles of Incorporation and Bylaws, SEC rules and NASDAQ listing requirements.

B.            Committee Member Selection and Service.  The Board will appoint the members and the Chair of each committee, upon recommendation of the Corporate Governance and Nominating Committee.  Committee membership and Chair should, to the extent practicable, attempt to match each committee’s function and need for specific expertise with individual skills and experience.  A director may serve on not more than two committees.

The membership of the Audit, Corporate Governance and Nominating, and Compensation Committees shall consist of not less than three (3), nor more than five (5) directors, each of whom shall meet (i) all criteria for “independence” that may be prescribed from time to time by NASDAQ listing standards, SEC rules, and Internal Revenue Code tax requirements applicable to such committees, as well as (ii) the definition of a “non-employee director” within the meaning of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, and (iii) the definition of an “outside director” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code.  In addition, Compensation Committee and Audit Committee members shall be required to meet all enhanced “independence” requirements mandated by the Dodd-Frank Act and implemented by the SEC and/or NASDAQ.  All members of the Audit Committee must be “financially literate” in accordance with Item 407(d)(5) of SEC Regulation S-K and NASDAQ Marketplace Rule 5605(c)(2)(A), and the Audit Committee will also designate at least one of its members who, by qualification, will function as the “audit committee financial expert,” as defined by SEC rules under Section 407 of the Sarbanes-Oxley Act.

The membership of the Succession Planning Committee shall consist of the committee chairs of the Audit Committee, the Corporate Governance and Nominating Committee, and the Compensation Committee, as well as the Lead Independent Director, who shall serve as the Chair of this committee.

C.            Committee Functions.  Each committee will have and function under its own charter, which will be approved and adopted by the Board.  The number and content of committee meetings and other matters of committee governance will be determined by each committee in accordance with the authority and responsibilities delegated to the committee by the Board, the committee’s charter, and any applicable legal, regulatory, accounting or governance principles.  The Chair of each committee, after consultation with the Chair of the Board, will develop the committee’s agenda for each meeting.

Each committee shall inform the Board, at regular Board meetings, unless circumstances otherwise demand, of actions taken or issues discussed at their meetings.

IV.          DIRECTOR RESPONSIBILITIES

A.            General responsibilities. A director is expected to discharge his or her director duties, including duties as a member of a committee on which the director serves, in good faith and in a manner the director reasonably believes to be in the best interests of the corporation.

B.            Disclose relationships. Each independent director is expected to disclose promptly to the Board any existing or proposed relationships with the company (other than service as a board member or on board committees) which could affect the independence of the director under applicable listing standards, or any additional standards that may be established by law or by the Board from time to time, including direct relationships between the company and the director and his or her family members, and indirect relationships between the company and any business, nonprofit or other organization in which the director is a general partner or manager, officer, or significant stockholder, or is materially financially interested.

C.            Reporting and compliance systems. Based on information available to the director, each director should be satisfied that company management maintains an effective system for timely reporting to the Board or appropriate Board committees on the following: (1) the company’s financial and business plans, strategies and objectives; (2) the financial results and condition of the company and its business segments; (3) significant accounting, regulatory, competitive, litigation and other external issues affecting the company; and (4) systems of control which promote accurate and timely reporting of financial information to stockholders, as well as compliance with laws and corporate policies. Each director is expected to have a basic understanding of the foregoing matters to the extent information is furnished by management or otherwise available to the Board.

D.            Independent inquiries and advisers. The board is authorized to conduct investigations, and to retain, at the expense of the company, independent legal, accounting, investment banking, or other professional advisers selected by the board, for any matters relating to the purpose or responsibilities of the board, and to ensure their independence, as prescribed by the Dodd-Frank Act, the Sarbanes-Oxley Act and NASDAQ Marketplace Rules.

E.            Reliance on information. In discharging responsibilities as a director, a director is entitled to rely in good faith on reports or other information provided by company management, independent auditors, and other persons as to matters the director reasonably believes to be within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the company.

F.             Risk oversight. The Board is expected to understand the principal risks associated with the company’s business on an ongoing basis, and it is the responsibility of management to assure that the Board and its committees are kept informed of these changing risks on a timely basis.  The Board will oversee the key risk decisions of management, which includes comprehending the appropriate balance between risks and rewards.  The Audit Committee oversees risks relating to financial matters, financial reporting and auditing, and the Compensation Committee oversees risks relating to the design and implementation of the company’s compensation policies and procedures.

V.            BOARD MEETINGS

A.            Scheduling.  Regular Board meetings will be scheduled in advance, no less frequently than quarterly, and shall be scheduled by the Chair of the Board, in consultation with or at the call of the CEO, or in the absence of a Chair, by the Lead Independent Director in consultation with the Chief Executive Officer.  Special Board meetings shall be held, in accordance with the Bylaws, at any time, and shall be scheduled either by the Chair of the Board or the Chief Executive Officer or by any director or group of directors, if any, calling for the special meeting.

B.            Agenda and Materials.  The Chair of the Board, in consultation with the Chief Executive Officer, will establish the agenda for each regular meeting and all special meetings, except for those, if any, called by a director, and will arrange for the agenda as well as any necessary or appropriate additional information and background materials to be sent to each director as far in advance of each meeting to enable each such director to properly study and comprehend the issues and to come prepared to discuss them at the meeting, particularly when involving matters of finance, potential acquisitions, strategic planning and compensation.  Discussions, arguments for and against, and debates concerning critical Board or committee business, to the maximum extent practicable, should involve the entire Board committee as such.

Any Board member, either before or at a meeting, may ask for inclusion on the agenda of other subjects that were not on the agenda for that meeting.

C.            Strategic Planning.  At least one meeting annually will be devoted to the subject of short-term (current year) and long-term (multi-year) strategic planning, including the development of both general and specific goals and objectives, and to the review and assessment of previously established goals, objectives and plans.

D.            Access to Information.  The Company’s executive management and independent auditors will be accessible to each Board member, and each Board member will also be given reasonable access to the Company’s employees when, as and if needed.  Each director will use his or her judgment to ensure that any such contact is not disruptive to relationships or to the Company’s business operations and, to the extent practicable, will coordinate any such contact with the Chief Executive Officer.

The Board and each of its committees shall be entitled to any necessary staff support and shall have the authority to retain such outside consultants and advisors as it or they deem necessary or appropriate to assist them in the discharge of their responsibilities.

E.            Board Interaction with Company Constituencies and the Public.  Management speaks for the Company, including all communications about the Company with employees, the press, media, investors and other constituencies, and sets policies for those communications.  Individual Board members may, from time to time, at the request of the Chief Executive Officer, meet or otherwise communicate with certain constituencies.

F.            Independent Directors Meetings.  The independent members of the Board, including non-management Board members who may not be deemed independent, shall meet periodically, not less frequently than quarterly, in executive session, without management, either before or after Board meetings or at such other time or times as they deem appropriate.  One or more of the Company’s finance staff, senior internal audit executive, other employees, consultants, independent auditor or other advisors may be invited to attend these meetings.  The director who presides at such meetings shall be the Chair of the Board, if independent, or, if not independent, the Lead Independent Director.

VI.          MANAGEMENT RESPONSIBILITIES

A.            Financial Reporting, Legal Compliance and Ethical Conduct.  The Board’s governance oversight functions do not relieve the Company’s executive management of its primary responsibilities

(1)           make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company;

(2)           devise and maintain an effective system of internal accounting controls;

(3)           devise and maintain effective disclosure controls and procedures and internal controls over financial reporting;

(4)           prepare financial statements that are accurate and complete and fairly present the financial condition, results of operation and cash flows of the company; and

(5)           devise and maintain systems, procedures and corporate culture which promote compliance with legal and regulatory requirements and the ethical conduct of the company’s business.

Executive management shall maintain systems, procedures and a corporate culture that promotes respect for and compliance with all legal and regulatory requirements and the ethical conduct of the Company’s business.

B.            Officer Evaluation.  The Compensation Committee will provide a process for the Board, involving its non-management directors only, to evaluate the CEO, as well as for the Board’s review of the CEO’s evaluation of the other senior officers, including the other Named Executive Officers.

C.            Succession Planning.  The Chief Executive Officer shall periodically review succession and development planning for his own position, as well as the other senior executive officers with the Board, and, as needed with the Succession Planning Committee, including anticipated retirements or other senior executive changes or needs.

D.            Board and Committee Self-Evaluation.  The Corporate Governance and Nominating Committee is responsible for coordinating an annual self-evaluation by the directors of the Board’s performance and of each director’s performance.  Each Committee chair shall also develop and implement a process for the annual self-evaluation of the work of each committee and of the performance of each committee member.

E.            Communication of Corporate Governance Guidelines.  As required by the listing standards, management will assure that the company’s website will include a copy of these guidelines, copies of the charters of the Audit, Compensation, and Corporate Governance and Nominating Committees and, if applicable, other key committees of the board, and a copy of the company’s Code of Business Conduct and ethics. Management will also include in the company’s annual report to stockholders statements to the effect that this information is available on the company’s website and in print to any stockholder who requests it.

Adopted by the Board of Directors on August 21, 2013

(As amended November 20, 2013)

STEEL DYNAMICS, INC.

IRREVOCABLE ADVANCE RESIGNATION

To:  The Board of Directors of Steel Dynamics, Inc.

I understand that, pursuant to Steel Dynamics, Inc.’s Corporate Governance Policies applicable to director nominations, it is a condition to my nomination that I tender this Advance Resignation agreement.  By my execution and delivery of this form to the Corporate Governance and Nominating Committee, I hereby agree to the terms hereof.

Accordingly, in the event that, in the forthcoming annual stockholders meeting, should it be an uncontested election of directors of Steel Dynamics, Inc.

Accordingly, in the event that the election of directors, at the forthcoming Steel Dynamics, Inc. annual meeting of stockholders, takes place as an uncontested election, and in the further event that I receive less than a majority vote for my election (specifically, receipt of a withhold vote greater than 50% of the votes cast), this Advance Resignation will become immediately and automatically effective, without any further action or affirmation by me.  I further understand that the Advance Resignation cannot be revoked.

Nominee’s Name (Printed)

Nominee’s Signature

Date:	, 20

ANNEX A